UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  July 31, 2002
                                (Date of earliest
                                 event reported)





Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398
1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321
1-1401                    PECO ENERGY COMPANY                                           23-0970240
                          (a Pennsylvania corporation)
                          P.O. Box 8699
                          2301 Market Street
                          Philadelphia, Pennsylvania 19101-8699
                          (215) 841-4000
333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-8200


Item 5. Other Events.

On July 31, 2002, Exelon Corporation issued a press release disclosing its second quarter 2002 earnings results. The press release is attached as Exhibit 99.1.

Also included in this report are the sales statistics by quarter for Energy Delivery, Commonwealth Edison Company (ComEd) and PECO Energy Company (PECO) for 2001. These schedules are attached as Exhibit 99.2.


Item 9. Regulation FD Disclosure

As previously announced, on July 31, 2002 Exelon Corporation conducted its Second Quarter Earnings Conference Call. Members of management participating in the call included Chairman and CEO John W. Rowe, Senior Vice President and Chief Financial Officer, Ruth Ann M. Gillis, CEO of Exelon Delivery, Pamela B. Strobel, President of Enterprises, George H. Gilmore and Executive Vice President, Ian McLean. The call was open to all on a listen-only basis and was audio web-cast. Telephone replays will be available through August 15, 2002. The U.S. call-in number is 877.519.4471 and the international call-in number is
973.341.3080. The confirmation code is 3391011. In addition, the call will be archived on Exelon's web site, www.exeloncorp.com; please choose the Investor Relations page.


During the call management reviewed issues outlined in the press release. Management indicated that the process for preparing to certify the Exelon financial statements filed with the SEC is nearly complete, and that the certifications are expected to be filed at the time of the second quarter 10-Q filing. Management indicated that wholesale market prices for energy continue to be weaker than expected, with average around-the-clock prices for July through December projected to be $28 per MWh in PJM and $22 per MWh in MAIN. These average price projections are about $3 per MWh lower than previous price projections. Management further observed that the around the clock price projections for the summer months are about $15 per MWh lower than previous projections and that those months are more sensitive to price changes because the portfolio is least hedged in those months. Previously provided estimates of a $0.03 per share sensitivity to each $1/MWh change in the average around the clock price still holds over the course of a year, but cannot be applied to individual months, such as July and August due to the higher than average level of price sensitivity in those months. Management indicated that it expected savings from the Cost Management Initiative to exceed plan and, coupled with warmer than normal weather in July, help to offset the effect of the lower wholesale prices. Management stated that a number of potentially offsetting factors will affect 2003 earnings:

     o wholesale energy price forecasts which are lower than previous projections

     o    potential increases in pension costs due to equity market performance,

     o    the impact of implementing FAS 143, which is currently being evaluated

     o the release of a portion of the energy option contract with Edison Mission Energy which will affect 2003 earnings.

Management indicated that the Enterprises business segment is expected to break even on an operating basis in the second half of 2002, exclusive of any gains or losses which could be incurred if businesses or investments are sold.

Management also discussed ComEd's Provider of Last Resort proposal recently filed with the Illinois Commerce Commission. ComEd is seeking permission to limit the availability of its bundled fixed rate for electricity to 350 customers representing 2,500 MW's of load, of which customers representing approximately 1,600 MW's of load are currently obtaining service from Alternative Retail Electric Suppliers.

Exhibit Index

Exhibit No.                     Description
99.1                     Exelon Second Quarter Earning Press Release
99.2                     Energy Delivery 2001 Sales Statistics by Quarter


This combined Form 8-K is being filed separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements that are subject to risks and uncertainties. The factors that could cause actual results to differ materially include those discussed herein as well as those listed in Note 7 of Notes to Condensed Consolidated Financial Statements, those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations--Outlook" in Exelon Corporation's 2001 Annual Report, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496 and other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. The Registrants undertake no obligation to publicly release any revision to forward-looking statements to reflect events or circumstances after the date of this Report.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              EXELON CORPORATION
                              COMMONWEALTH EDISON COMPANY
                              PECO ENERGY COMPANY
                              EXELON GENERATION COMPANY, LLC

                              /S/  Ruth Ann M. Gillis
                              -----------------------------------
                              Ruth Ann M. Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


August 2, 2002